                        MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of November 21, 2006 (the
"Agreement"), between KeyBank National Association (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset Securities
Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB-UBS Commercial Mortgage Trust
2006-C7, Commercial Mortgage Pass-Through Certificates, Series 2006-C7. One or
more "real estate mortgage investment conduit" elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of November 13, 2006 (the "Pooling and
Servicing Agreement"), between the Purchaser, as depositor, Wachovia Bank,
National Association, as master servicer (the "Master Servicer"), LNR Partners,
Inc., as special servicer (the "Special Servicer") and LaSalle Bank National
Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing
Agreement, as in effect on the Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman"), UBS Global Asset Management (US) Inc. ("UBS-AM"), KeyBanc
Capital Markets, a division of McDonald Investments Inc. ("KBCM") and Citigroup
Global Markets Inc. ("CGMI" and, together with Lehman, UBS-AM and KBCM in such capacity, the "Underwriters"), whereby the Purchaser will sell to the
Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman and UBS-AM (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the
Placement Agents all of the remaining Certificates (other than the Residual
Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof.
The Mortgage Loans will have an aggregate principal balance of $385,237,134 (the
"Initial KeyBank Pool Balance") as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not

received. The purchase and sale of the Mortgage Loans shall take place on
December 5, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial KeyBank Pool Balance, plus interest accrued on each Mortgage Loan at the related Mortgage Rate (net of the related
Administrative Cost Rate), for the period from and including November 13, 2006 up to but not including the Closing Date, which cash amount shall be paid to the
Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the
Closing Date; and (B) a 12.75764% Percentage Interest in each of the Class R-I,
Class R-II and Class R-III Certificates (all such Residual Interest
Certificates, the "Seller's Residual Interest Certificates").

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 8 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer) all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans.

          (d) The Seller shall, through an Independent third party (the
"Recording Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording information is available to the Recording Agent), cause (i) each assignment of Mortgage and each assignment of Assignment of Leases, in favor of, and delivered as part of the related Mortgage File to the Trustee, to be submitted for recordation in the appropriate public office for real property records, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public recording office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing

                                       -2-

administration and/or servicing of the related Mortgage Loan by the Master
Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of
Leases, a certified copy of the recorded original shall be forwarded to the
Trustee. If any such document or instrument is lost or returned unrecorded because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding paragraph, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's request and the fees of the Recording Agent.

          Pursuant to the Pooling and Servicing Agreement and a letter agreement dated December 5, 2006 (the "Filing Letter Agreement") between American Capital
Strategies Ltd. (the "Payee"), the Depositor, the UBS Mortgage Loan Seller, the
KeyBank Mortgage Loan Seller and the Trustee, the Trustee, through a third party
(the "Filing Agent") retained by it, as and in the manner provided in the
Pooling and Servicing Agreement and at the expense of the Payee (and in any event within 45 days following the later of the Closing Date and the date on which all necessary filing information is available to the Filing Agent), is required to cause (i) each assignment of Uniform Commercial Code financing statements prepared by the Seller, in favor of, and delivered as part of the related Mortgage File to the Trustee, to be submitted for filing in the appropriate public office, and (ii) such assignments to be delivered to the
Trustee following their return by the applicable public filing office, with copies of any such returned assignments to be delivered by the Trustee to the
Master Servicer, at the expense of the Seller, at least every 90 days after the
Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer). The Seller hereby agrees to reasonably cooperate with the Trustee and the Filing Agent with respect to the filing of the assignments of Uniform Commercial Code financing statements as described in this paragraph and to forward to the Trustee filing confirmation, if any, received in connection with such Uniform Commercial Code financing statements filed in accordance with this paragraph. Notwithstanding the foregoing, to the extent the Trustee provides the Payee, pursuant to the Filing
Letter Agreement, with an invoice for the expenses (i) reasonably to be incurred in connection with the filings referred to in this paragraph and (ii) required to be paid by the Payee pursuant to the Filing Letter Agreement, and such expenses are not paid by the Payee in advance of such filings, the Trustee, pursuant to the Pooling and Servicing Agreement and the Filing Letter Agreement
and at the expense of the Seller, shall only be required to cause the filing agent to file the assignments of such Uniform Commercial Code financing statements with respect to Mortgage Loans secured by hotel or hospitality properties.

          (e) With respect to any Mortgage Loan, the following Mortgage Loan
Origination Documents (other than any document that constitutes part of the
Mortgage File for such Mortgage Loan): copies of any final appraisal, final survey, final engineering report, final environmental report, opinion letters of counsel to the related mortgagor delivered in connection with the closing of such Mortgage Loan, escrow agreements, reserve agreements, organization documentation for the related mortgagor, organizational documentation for any related guarantor or indemnitor, if the related guarantor or indemnitor is an entity, insurance certificates or insurance review reports, leases for tenants

                                       -3-

representing 10% or more of the annual income with respect to the related
Mortgaged Property, final seismic report and property management agreements, rent roll, property operating statement and financial statements for the related guarantor or indemnitor, cash management or lockbox agreement, zoning letters or zoning reports and the documents, if any, specifically set forth on Exhibit C hereto, but in each case, only if the subject document (a) was in fact obtained in connection with the origination of such Mortgage Loan, (b) is reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loan by the Master Servicer or Special Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) is in the possession or under the control of the Seller shall, within 45 days of the Closing Date, be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

          (g) In connection with the obligations of the Master Servicer under
Sections 3.01(e) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and
Servicing Agreement) and each Mortgage Loan that has a related letter of credit, the Seller shall deliver to and deposit with the Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a
Mortgage Loan with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing Agreement, the
Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the
Trustee.

          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) hereof and provide each Seller and the Controlling Class Representative and the Special Servicer
with a certificate (the "Master Servicer Certification") within 90 days of the
Closing Date acknowledging its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer Certification of such documents actually received (provided that such review shall be limited to identifying the document received, the Serviced Trust Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate)). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the date occurring 18 months following

                                       -4-

the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

          (i) In addition, on the Closing Date, the Seller shall deliver to the
Master Servicer for deposit in the Pool Custodial Account, the Initial Deposits relating to the Mortgage Loans.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which the Seller is subject if compliance therewith is material to (i) the enforceability of this Agreement or any other agreements contemplated hereby or (ii) the Seller's ability to perform its duties and obligations under, or contemplated by, this Agreement, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, the effect of which default or breach would be material to the Seller or which violation or default would have a material adverse effect on the performance of its obligations under, or contemplated by, this Agreement.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the
     Seller's reasonable and good faith judgment, materially and adversely affect the

                                      -5-

     ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

               (viii) No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

          In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

               (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser, as provided herein, as a sale of the
     Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the
     Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (ii) The Seller will acquire the Seller's Residual Interest
     Certificates for its own account and not with a view or intention to distribute such Residual Interest Certificates, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

               (iii) The Seller understands that (A) the Seller's Residual
     Interest Certificates have not been and will not be registered under the
     Securities Act or registered or qualified under

                                      -6-

     any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual
     Interest Certificates and (C) neither the Seller's Residual Interest
     Certificates nor any security issued in exchange therefor or in lieu thereof may be (1) sold or transferred in connection with a distribution unless it is registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold, transferred or distributed in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and
     Servicing Agreement.

               (iv) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and
     Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest
     Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

               (v) Neither the Seller nor anyone acting on its behalf has (A)
     offered, transferred, pledged, sold or otherwise disposed of any Seller's
     Residual Interest Certificate, any interest in a Seller's Residual Interest
     Certificate or any other similar security to any person in any manner, (B)
     solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a
     Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E)
     above) would constitute a distribution of the Seller's Residual Interest
     Certificates under the Securities Act, would render the disposition of the
     Seller's Residual Interest Certificates a violation of Section 5 of the
     Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

               (vi) The Seller has been furnished with all information regarding
     (A) the Purchaser, (B) the Seller's Residual Interest Certificates and
     distributions thereon, (C) the nature, performance and servicing of the
     Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund,
     and (E) all related matters, that it has requested.

               (vii) The Seller is either (a) a "qualified institutional buyer"
     within the meaning of Rule 144A under the Securities Act or (b) an
     "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7)
     of Rule 501(a) under the Securities Act or an entity in which all its equity owners are "accredited investors" as defined in such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the
     Seller's Residual Interest Certificates. The Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed

                                      -7-

     investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

               (viii) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

               (ix) The Seller is a United States Tax Person and is not a
     Disqualified Organization.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

          (c) The Seller intends to transfer the Seller's Residual Interest
Certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated on or about the Closing Date; and, in connection therewith, the Seller will comply with all of the requirements of Section 5.02 of the Pooling and Servicing Agreement, as
in effect on the Closing Date, and applicable law. The Seller hereby directs the
Purchaser to cause the Seller's Residual Interest Certificates to be registered in the name of Merrill Lynch, Pierce, Fenner & Smith Incorporated upon initial issuance.

          SECTION 4. Representations and Warranties of the Purchaser.

          In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

                                      -8-

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

               (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser that would, in the Purchaser's good faith and reasonable judgment, prohibit its entering into this
     Agreement or materially and adversely affect the performance by the
     Purchaser of its obligations under this Agreement

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice or obtains actual knowledge with respect to any Mortgage Loan (i) that any document constituting a part of clauses (a)(i) through (a)(xiii) of the definition of Mortgage File or a document, if any, specifically set forth on Exhibit D hereto, has not been executed (if applicable) or is missing (a "Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section
3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach, as of the date specified in Section 5(b)(i)
hereof, materially and adversely affects the value of the Mortgage Loan, then such Document Defect shall constitute a "Material Document Defect" or such
Breach shall constitute a "Material Breach", as the case may be. In the event the Seller obtains actual knowledge of a Material Document Defect or Material
Breach, then the Seller shall deliver written notification to the Trustee with respect thereto. Then, following receipt by the Seller of a Seller/Depositor
Notification with respect to such Material Document Defect or Material Breach, as the case may be, the Seller shall (subject to Sections 5(f), (g) and (h)
hereof), (A) not later than (1) 30 days after the Seller and the Purchaser have agreed upon the existence of such Material Document Defect or Material Breach or
(2) 30 days after an arbitration panel makes a binding determination, in accordance with the provisions of Section 5(i) hereof, that a Material Document
Defect or Material Breach exists or (B) in the case of a Material Document
Defect or Material Breach that affects whether a Mortgage Loan was, as of the
Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days following the discovery by any party of such Material Document Defect or
Material Breach (each of such 30-day period referred to in clause (A)(1) above, or such 30-day period referred to in clause (A)(2) above, or such 90-day period referred to in clause (B) above, as applicable, is referred to as the "Initial
Resolution Period"): (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects (which cure shall include payment of any out-of-pocket expenses that are reasonably incurred and directly attributable to pursuing such a claim based on such Material Document Defect or
Material Breach associated therewith), or (ii) if such Material Document Defect or Material Breach, as the case may be, cannot be cured within the Initial
Resolution Period, repurchase the affected Mortgage Loan (or the related
Mortgaged Property) from, and in accordance with the directions of, the
Purchaser or its

                                      -9-

designee, at a price equal to the Purchase Price; provided that if (a) such
Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (b) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (c) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document
Defect, as the case may be, within the applicable Initial Resolution Period, and
(d) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the
Seller is pursuing in connection with the cure thereof and stating that the
Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed, 90 days beyond the end of the Initial Resolution Period (in the event the Seller and the
Purchaser have agreed upon the existence of such Material Document Defect or
Material Breach as described under Section 5(a)(ii)(A)(1)), or 45 days beyond the end of the Initial Resolution Period (in the event an arbitration panel has made a binding determination, as described under Section 5(a)(ii)(A)(2) hereof, that a Material Document Defect or Material Breach exists), then the Seller shall have such additional 90-day period or 45-day period, as the case may be
(each such period, the "Resolution Extension Period"), to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged
Property); and provided, further, that, if any such Material Document Defect is still not cured after the Initial Resolution Period and any such applicable
Resolution Extension Period solely due to the failure of the Seller to have received a recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Material Document
Defect so long as the Seller certifies to the Purchaser every six months thereafter that the Material Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken). The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.02(b) of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or Material Breach or knowledge or awareness by the
Seller of any Material Document Defect or Material Breach.

          If, during the period of deferral by the Seller of its cure and repurchase obligations as contemplated by the last proviso of the penultimate sentence of the preceding paragraph, the Mortgage Loan that is the subject of the Material Document Defect either becomes a Specially Serviced Mortgage Loan or becomes the subject of a proposed or actual assumption of the obligations of the related Mortgagor under such Mortgage Loan, then, following receipt by the
Seller of a Seller/Depositor Notification providing notice of such event, the
Seller shall cure the subject Material Document Defect within the time period specified in such Seller/Depositor Notification. If, upon the expiration of such period, the Seller has failed to cure the subject Material Document Defect, the
Master Servicer or the Special Servicer, as applicable, shall be entitled (but not obligated) to perform the obligations of the Seller with respect to curing the subject Material Document Defect and, in the event of such an election, the
Seller shall pay all reasonable actual out-of-pocket costs and expenses in connection with the applicable servicer's effecting such cure.

          (b) (i) Provided that any Seller/Depositor Notification with respect to a Material Document Defect or Material Breach is received by the Seller in accordance with the provisions of the Pooling and Servicing Agreement), within
24 months of the Closing Date, the material and adverse

                                      -10-

effect of the related Document Defect or Breach shall be determined as of the date hereof. After the expiration of 24 months following the Closing Date, the material and adverse effect of any Document Defect or Breach that was not the subject of another Seller/Depositor Notification, received by the Seller (in accordance with the provisions of the Pooling and Servicing Agreement), within
24 months of the Closing Date, shall be determined as of the date of such
Seller/Depositor Notification.

               (ii) In the event the Seller is obligated to repurchase any
     Mortgage Loan pursuant to this Section 5, such obligation shall extend to any successor REO Mortgage Loan with respect thereto as to which (A) the subject Material Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged
     Property became an REO Property, a Seller/Depositor Notification from the
     Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the subject Mortgage Loan.

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a) hereof, then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of
Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan

                                      -11-

(including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph (xlviii) of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the
Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and
Servicing Agreement).

          (g) Subject to Section 5(f) hereof and the last three sentences of this paragraph, if the Seller determines that a Material Breach (other than a
Material Breach of a representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement)
or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section 5(a) hereof, then in lieu of repurchasing such Mortgage Loan the Seller may, at its sole option, pay a cash amount equal to the loss of value (each such payment, a "Loss of Value Payment") with respect to such Mortgage Loan, which loss of value is directly attributed to such
Material Breach or Material Document Defect, as the case may be. The amount of each such Loss of Value Payment shall be determined either (i) by mutual agreement of the Special Servicer on behalf of the Trust with respect to the subject Material Breach or Material Document Defect, as the case may be, and the
Seller, or (ii) by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section 5(i) hereof; provided that, in the event there is an arbitration proceeding for determining the existence of a Material
Breach or a Material Document Defect with respect to any Mortgage Loan, such arbitration proceeding must also include a determination of the amount of the loss of value to such Mortgage Loan directly attributed to such Material Breach or such Material Document Defect, as the case may be. Provided that such payment is made, this paragraph describes the sole remedy available to

                                      -12-

the Purchaser regarding any such Material Breach or Material Document Defect and the Seller shall not be obligated to otherwise cure such Material Breach or
Material Document Defect or repurchase the affected Mortgage Loan based on such
Material Breach or Material Document Defect under any circumstances.
Notwithstanding the foregoing provisions of this Section 5(g), if 95% or more of the loss of value to a Mortgage Loan was caused by a Material Breach or Material
Document Defect, which Material Breach or Material Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase
Price in accordance with Section 5(a) hereof. Furthermore, the Seller shall not have the option of delivering Loss of Value Payments in connection with any
Material Breach relating to a Mortgage Loan's failure to be a Qualified
Mortgage. In the event there is a Loss of Value Payment made by the Seller in accordance with this Section 5(g), the amount of such Loss of Value Payment shall be deposited into the Loss of Value Reserve Fund to be applied in accordance with Section 3.05(e) of the Pooling and Servicing Agreement.

          In the event the amount of any Loss of Value Payment is determined by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section 5(i) hereof, then such Loss of Value Payment shall also include the payment of any costs and expenses (including costs incurred in establishing the amount of any related loss of value to the subject Mortgage Loan, including reasonable legal fees) that are reasonably incurred in good faith by the Master
Servicer, the Special Servicer and/or the Trustee (on behalf of the Trust) in enforcing the rights of the Trust against the Seller with respect to the subject
Material Breach or Material Document Defect, as the case may be; provided that, that in the event the Seller tenders a loss of value payment in a specified amount in connection with a Material Breach or Material Document Defect, as the case may be, prior to the institution of arbitration proceedings and that offer is rejected and an amount equal to or less than the loss of value payment originally tendered by the Seller is ultimately determined by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section
5(i) hereof to be the actual amount of the Loss of Value Payment attributed to such Material Breach or Material Document Defect, as the case may be, then that
Loss of Value Payment shall not include the payment of any costs or expenses incurred in enforcing the rights of the Trust against the Seller with respect to the subject Material Breach or Material Document Defect, as the case may be;
provided, further, that if the Special Servicer request a loss of value payment from the Seller of a specified amount in connection with a Material Breach or
Material Document Defect, as the case may be, and the Seller refuses to pay that amount and an amount equal to or greater than the loss of value payment originally requested by the Special Servicer is ultimately determined by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section 5(i) hereof to be the actual Loss of Value Payment attributable to such Material Document Defect or Material Breach, then that Loss of Value
Payment shall also include the payment of any costs or expenses reasonably incurred in good faith in enforcing the rights of the Trust against the Seller with respect to the subject Material Breach or Material Document Defect, as the case may be; and provided, further, that, if the Seller tenders a loss of value payment in connection with a Material Breach or Material Document Defect, as the case may be, in a specified amount, and the Special Servicer rejects such tender and requests a greater loss of value payment amount, and an amount in between the respective amounts tendered and requested is ultimately determined by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section 5(i) hereof to be the actual Loss of Value Payment attributable to such Material Breach or Material Document Defect, as the case may be, then that
Loss of Value Payment shall also include the payment of an amount equal to the product of (i) all costs and expenses reasonably incurred in connection with that arbitration proceeding, multiplied by (ii) a fraction, the numerator of which is the excess of the amount determined by that arbitration proceeding

                                      -13-

over the amount tendered by the Seller, and the denominator of which is the excess of the amount requested by the Special Servicer over the amount tendered by the Seller. Notwithstanding the foregoing, in the event any Loss of Value
Payment is determined by the parties hereto by mutual agreement (and not by an arbitration proceeding), that Loss of Value Payment shall not include any costs and expenses incurred by the Master Servicer, the Special Servicer or the
Trustee unless such costs and expenses were specifically included in such mutual agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material Document Defect or
Material Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an Adverse Grantor Trust
Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

          (i) The parties hereto agree that any controversy or claim (a
"Dispute") arising under Section 5(a), Section 5(b) and/or Section 5(g) of this
Agreement shall be resolved in accordance with the following
Mediation/Arbitration procedures in this Section 5(i).

          If the Seller receives a Seller/Depositor Notification pursuant to
Section 5(a) of this Agreement regarding the alleged existence of a Material
Document Defect or Material Breach and requesting the Seller to cure or repurchase the affected Mortgage Loan in connection therewith (a "Notice"), and the Seller does not agree upon the existence of such Material Document Defect or
Material Breach within 90 days of receiving such Notice, then, unless otherwise agreed to by the parties involved in the Dispute, that Dispute shall be submitted to non-binding mediation in accordance with the provisions of this paragraph; provided, that if the Seller is proceeding to cure the subject
Material Document Defect or Material Breach, then that Dispute shall not be submitted to mediation until the expiration of the related Resolution Extension
Period and the failure of the Seller to complete such cure (unless otherwise agreed to by the parties involved in the Dispute). Following the 90-day period referred to in the preceding sentence and subject to the preceding proviso, any party to this Agreement that is involved in the Dispute may send a written letter (a "Mediation Letter") to another party to this Agreement that they wish the mediation process to begin between the sender and the recipient of such
Mediation Letter. Following receipt of a Mediation Letter, a mediator(s) shall be selected by agreement of the parties to the mediation. If such parties cannot agree on a mediator, then the mediation shall be conducted by three mediators, one of which shall be selected by the Seller and one of which shall be selected by the Purchaser or its assignee. Each of the parties to the mediation shall submit the name of the person it has selected to serve as a mediator to the opposing party within 10 days of the date of the Mediation Letter. If either party fails to submit the name of its selected mediator within 10 days of the date of the Mediation Letter, the other party shall have the right to select the second mediator in addition to its own mediator (provided that such party has submitted the name of its selected mediator within 10 days of the date of the
Mediation Letter). The two mediators selected by the party(ies) shall appoint a third mediator within 20 days of the date of the Mediation Letter or such longer time period as agreed to by the parties to the mediation. Any mediator(s) so designated must be acceptable to both the Seller and the Purchaser or its assignee. Any mediators appointed or selected pursuant to the provisions of this paragraph must be experienced professionals in the CMBS industry.

                                      -14-

          Any mediation related to a particular Dispute and commenced in accordance with the preceding paragraph must be completed within 90 days of the date of the Mediation Letter (or a longer period, if the parties to the mediation agreed to extend the mediation). Any mediation referred to in this
Section 5(i) shall be conducted in the manner specified by the mediator(s) and agreed upon by the Seller and the Purchaser or its assignee and any such mediation shall be conducted in New York City to the exclusion of all other locations (unless otherwise agreed to by the parties to the mediation). During the mediation process, the parties to the mediation shall discuss their differences voluntarily and in good faith and attempt, with the assistance of the mediator(s) as a facilitator of the negotiations, to reach an amicable resolution of the Dispute. The mediation will be treated as a settlement discussion and therefore will be confidential. No mediator selected in accordance with this Section 5(i) may testify for either party in any later proceeding relating to the Dispute. No recording or transcript shall be made of the mediation proceedings. The fees and expenses of all mediator(s) shall be shared equally by the parties to the mediation; provided, that the party to the mediation that is acting on behalf of the Trust in accordance with the provisions of this Section 5(i) shall be entitled to reimbursement or indemnification by the Trust Fund for such fees and expenses if and to the extent permitted under the Pooling and Servicing Agreement.

          Notwithstanding anything to the contrary herein, no party shall be required to agree to a Dispute resolution pursuant to mediation and no decision or resolution of a mediator or mediators shall be binding on any party unless such decision or resolution is expressly agreed to by such party. In the event the parties involved in the Dispute have not agreed to a Dispute resolution pursuant to mediation at the termination of the mediation, then that Dispute will be settled by arbitration in accordance with the succeeding paragraphs of this Section 5(i).

          If a Dispute has not been resolved within 90 days of the date of the
Mediation Letter (or such shorter or longer period as is expressly agreed to by the parties to the mediation), the mediation shall terminate and the Dispute will be settled by arbitration. Following the date of termination of mediation, which shall be the date occurring 90 days after the date of the Mediation Letter unless otherwise expressly agreed to by the parties to the mediation, arbitration may be commenced by any party to this Agreement involved in the
Dispute sending a written notice to another party to this Agreement involved in the Dispute that they wish the arbitration process to begin with respect to the
Dispute between the sender and the recipient of such written notice. The date any such party receives written notice in accordance with this Section 5(i) from another party that such party wishes to commence arbitration shall be referred to as the "Arbitration Commencement Date". Any arbitration hereunder shall be conducted in accordance with the provisions of this Agreement and the American
Arbitration Association Rules for Large Complex Commercial Disputes ("AAA
Rules"), but shall not be conducted by the American Arbitration Association
("AAA"). Discovery will be permitted in connection with the arbitration in accordance with the AAA Rules. In the event of a conflict, the provisions of this Agreement will control. Such arbitration shall be conducted before a panel of three arbitrators, regardless of the size of the Dispute. The arbitration panel shall consist of one person selected by the Seller and one person selected by the Purchaser or its assignee. Each such party shall submit the name of the person it has selected to serve as an arbitrator to the other party within 30 days of the Arbitration Commencement Date (or such longer period as is expressly agreed to by the parties to the arbitration). If either such party fails to submit the name of its selected arbitrator within 30 days of the Arbitration
Commencement Date, then the other such party shall have the right to select the second arbitrator in addition to its own arbitrator (provided that such party has submitted the name of its selected arbitrator within 30 days of the
Arbitration Commencement Date). The two arbitrators

                                      -15-

designated in accordance with the two preceding sentences shall appoint a third arbitrator within 45 days of the Arbitration Commencement Date (or such longer period as is expressly agreed to by the parties to the arbitration). All arbitrators appointed or selected pursuant to the provisions of this paragraph must be experienced professionals in the CMBS industry. The third arbitrator shall be an Independent person who has not previously been employed by either party and does not have a direct or indirect interest in either party or the subject matter of the arbitration. The two (2) arbitrators appointed by the parties to the arbitration are not required to be neutral and it shall not be grounds for removal of either of such arbitrators or for vacating an arbitration award that either of such arbitrators has past or present relationships with the party that appointed such arbitrator. No potential arbitrator may serve on the panel unless he or she has agreed in writing to abide and be bound by the terms and provisions of this Agreement and the AAA Rules and to keep confidential the terms of any arbitration proceeding related to this Agreement and the terms of any discussion, negotiation, decision, agreement or resolution in connection therewith.

          Any issue concerning the extent to which any Dispute is subject to arbitration, or concerning the applicability, interpretation, or enforceability of these procedures, including any contention that all or part of these procedures are invalid or unenforceable, shall be resolved by the arbitrators.
In no event, notwithstanding that any provision of this Agreement is held to be invalid or unenforceable, shall the arbitrators have the power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction. In no event shall the arbitrators have the power to make an award or impose a remedy that is not contemplated by, or conflicts with the terms and provisions of, this Agreement or the Pooling and
Servicing Agreement (other than any term or provision of this Agreement or the
Pooling and Servicing Agreement that is held to be invalid or unenforceable).
Without limiting the foregoing, the arbitrators shall have no authority to award treble, consequential or punitive damages of any type under any circumstances, whether or not such damages may be available under the AAA Rules or any other act or law. Subject to the provisions of this Agreement, the result of the arbitration will be binding on the parties involved in the Dispute, and judgment on the arbitrators' award may be entered, subject to the provisions of Section
15 of this Agreement, in any court of competent jurisdiction.

          All mediations and arbitrations shall be conducted in New York City to the exclusion of all other locations (unless otherwise expressly agreed to by the parties to the subject mediation or arbitration, as applicable). The party to an arbitration that is acting on behalf of the Trust in accordance with the provisions of this Section 5(i) shall be entitled to reimbursement or indemnification by the Trust Fund for the fees and expenses incurred in connection therewith if and to the extent permitted under the Pooling and
Servicing Agreement.

          The parties to this Agreement hereby agree to waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the rights and remedies contained in this Section 5; provided, that if (i) any party to an arbitration governed by this Section 5(i) fails to abide by the rules or deadlines for that arbitration (as such deadlines may be extended by express agreement of the parties to that arbitration), or (ii) the applicable appointed arbitrators determine that the subject Dispute cannot be resolved through arbitration either because the AAA Rules are inapplicable to the Dispute and/or the Federal Arbitration Act is inapplicable to the Dispute or for any other reason, then the other party (in the case of clause (i)) or any party (in the case of clause (ii)) to this Agreement may in its sole option, file a complaint to resolve the Dispute through a legal proceeding and in accordance with the provision contained in Section 15 hereof.

                                      -16-

          If any of the provisions of this Section 5(i) are determined by a court of law to be invalid or unenforceable, the remaining provisions shall remain in effect and be binding on the parties involved in the Dispute to the fullest extent permitted by law.

          SECTION 6. Defeasance Serviced Trust Mortgage Loans; Early Defeasance
Trust Mortgage Loans.

          (a) [RESERVED]

          (b) If the Purchaser or the Master Servicer notifies the Seller that the Mortgagor under any of the Mortgage Loans that are Early Defeasance Trust
Mortgage Loans (i) intends to defease such Early Defeasance Trust Mortgage Loan in whole on or before the second anniversary of the Closing Date and the amount tendered by such Mortgagor to defease such Early Defeasance Trust Mortgage Loan
(in accordance with the related loan documents) is less than the Purchase Price that would be applicable in the event of a repurchase of such Mortgage Loan pursuant to or as otherwise contemplated by Section 5(a), or (ii) intends to partially defease such Early Defeasance Trust Mortgage Loan on or prior to the second anniversary of the Closing Date, or (iii) intends to defease such Early
Defeasance Trust Mortgage Loan in whole on or before the second anniversary of the Closing Date and such Mortgagor is to tender Defeasance Collateral or such other collateral as is permitted in connection with a defeasance under the related loan documents that does not constitute a cash amount equal to or greater than the Purchase Price set forth in clause (i) above in this paragraph, then the Seller shall promptly repurchase such Mortgage Loan at a price equal to
(A) the related Purchase Price and (B) the amount, if any, by which the proceeds from any cash defeasance deposit exceeds the related Purchase Price, in accordance with the directions of the Master Servicer on a whole loan, servicing released basis.

          Upon the repurchase of a Mortgage Loan that is an Early Defeasance
Trust Mortgage Loan pursuant to Section 5 hereof and/or this Section 6, the
Purchaser shall effect a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions. The Seller hereby agrees to pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, in connection with any such
"qualified liquidation" of the related Loan REMIC in accordance with the REMIC
Provisions.

          SECTION 7. Closing.

          The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York
10019 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement, shall be true and correct in all material respects as of the Closing
Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

                                      -17-

          (c) All documents specified in Section 8 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Purchaser shall have paid to the Seller the consideration for the Mortgage Loans pursuant to Section 1 hereof; and the Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master
Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer,
respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 8. Closing Documents.

          The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

          (c) The Indemnification Agreement duly executed by the parties thereto;

          (d) Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii)
the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of the Seller, in his or her capacity as an officer, dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the

                                      -18-

Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller, issued by the Office of the
Comptroller of the Currency not earlier than 30 days prior to the Closing Date;

          (g) A favorable opinion of Polsinelli Shalton Welte Suelthaus PC
("PSWS"), special counsel to the Seller, substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the initial
Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of PSWS as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (h) In connection with the initial issuance of the Seller's Residual
Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement from Seller and from the transferee of the Seller;

          (i) An Officer's Certificate from an officer of the Seller, in his or her capacity as an officer, delivered in connection with the opinion of PSWS to be delivered pursuant to Section 8(g) hereof, in form and substance satisfactory to the addressees of such opinion and upon which such addressees may rely; and

          (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 9. Costs.

          An amount equal to 12.8% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the
Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the
Certificate Purchase Agreement shall be payable by the Seller.

          SECTION 10. Grant of a Security Interest.

          The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in
Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the
Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage
Loans by the Seller to the Purchaser to secure a debt or other obligation of the
Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii)
the conveyance provided for in Section 2 hereof shall be

                                      -19-

deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the
Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the
Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi)
notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement; and, in
connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 11. Notices.

          All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 12. Representations, Warranties and Agreements to Survive
Delivery.

          All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

          SECTION 13. Severability of Provisions.

          Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by

                                      -20-

applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 14. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 15. GOVERNING LAW; CONSENT TO JURISDICTION.

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND
TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW AND SUBJECT TO SECTION 5(i) HEREOF, THE SELLER AND THE PURCHASER
EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE
AND FEDERAL COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER
COURTS, WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT
OTHER THAN MATTERS TO BE SETTLED BY MEDIATION OR ARBITRATION IN ACCORDANCE WITH
SECTION 5(i) HEREOF; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR
PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL
COURTS, TO THE EXCLUSION OF ALL OTHER COURTS; (III) WAIVES, TO THE FULLEST
POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM IN CONNECTION WITH SUCH
ACTION OR PROCEEDING COMMENCED IN SUCH NEW YORK STATE OR FEDERAL COURTS; AND
(IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE
CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR
IN ANY OTHER MANNER PROVIDED BY LAW; PROVIDED, THAT IN THE EVENT SECTION 5(i)
HEREOF IS INAPPLICABLE AND BOTH A NEW YORK STATE AND A FEDERAL COURT SITTING IN
NEW YORK IN WHICH AN ACTION OR PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED
BY ANY PARTY TO THIS AGREEMENT REGARDING A MATTER ARISING OUT OF OR RELATING TO
THIS AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT
ACCEPTED SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH SUCH COURT, 60
DAYS OF THE COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO THE EXCLUSION OF
ALL OTHER COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY
WITH REGARD TO SUCH ACTION OR PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE
(II) OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

          SECTION 16. Further Assurances.

          The Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                                      -21-

          SECTION 17. Successors and Assigns.

          The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the
Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the
Seller hereunder. The Purchaser has the right to assign its interest under this
Agreement, in whole or in part, as may be required to effect the purposes of the
Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser.
Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

          SECTION 18. Amendments.

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                                      -22-

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        KEYBANK NATIONAL ASSOCIATION

                                        By: /s/ Clay M. Sublett
                                            ------------------------------------
                                        Name: Clay M. Sublett
                                        Title: Authorized Official

                                        Address for Notices:
                                        911 Main Street, Suite 1500
                                        Kansas City, Missouri 64105
                                        Attention: Clay Sublett
                                        Fax: 816-221-8822

                                        PURCHASER

                                        STRUCTURED ASSET SECURITIES CORPORATION
                                        II

                                        By: /s/ David Nass
                                            ------------------------------------
                                        Name: David Nass
                                        Title: Senior Vice President

                                        Address for Notices:
                                        Structured Asset Securities Corporation
                                        II
                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                      -23-

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 (See Attached)

MORTGAGE
  LOAN
 NUMBER                 PROPERTY NAME                                                 ADDRESS
-----------------------------------------------------------------------------------------------------------------------------

     6    Republic Portfolio                         Various
    23    Weatherford Marketplace                    116, 126 & 138 East Interstate Highway 20
    27    175 Fulton Avenue                          175 Fulton Avenue
    28    First and Main North                       3710, 3730, 3770, 3771 Bloomington Street
    30    Sharp Rees-Stealy Medical Office Building  1400 East Palomar Street
    36    Sunset Place                               3860 - 3890 South Lindbergh Boulevard
    40    West Road Collection                       10777 North Freeway
    42    Cumberland Links Apartments                130 Cumberland Way
    45    Shoppes at Oakmonte                        1210 South International Parkway
    46    Meadows Marketplace                        233-277 Hershey Road
    52    Home Depot                                 1816 Meriden-Waterbury Turnpike
    53    Mid Park Centre                            1709, 1721 and 1729 Mid Park Drive; 1706, 1714 and 1722 Louisville Drive
    60    Park Place LaPalma                         1743 Park Center Drive
    69    Iron Point Office                          50 Iron Point Circle
    70    Phoenicia Specialty Foods                  12141 Westheimer Road
    71    Rampart Campus                             125 Rampart Way & 7600 East 1st Place
    81    PrimaPharm Life Science Building           9940 Mesa Rim Road
    85    CVS Commerce Bank - New Carrolton          8201 Annapolis Road
    86    North Shore Self Storage                   38 Swampscott Road
    89    Waynesboro Shopping Center                 12771-12785 Washington Township Boulevard
    90    Hamburg Shopping Center                    500 Hawk Ridge Drive
    92    Gaffney Portfolio                          Various
    93    Dix-Toledo Shopping Center                 15060-15310 Dix-Toledo Highway
    95    Ashley Furniture Home Store                1705 South Forty Drive
    96    Air Industries                             1460 North Fifth Avenue & 1479-80 North Clinton Avenue
   100    Stor-More West Seattle                     2850 Southwest Yancy Street
   107    Chillicothe Plaza                          887 North Bridge Street
   108    Maryland Food Center Warehouse             7855 Rappahannock Avenue
   109    The University Medical Plaza               20403 University Boulevard
   113    Rocklin Self Storage                       6500 Fairway Drive
   120    504 Esplanade Apartments                   504 Esplanade
   121    Walgreens                                  26800 John R Road
   123    Stor-More Burien                           1612 Southwest 114th Street
   132    Maplewood Village Mobile Home Community    201 Cape Avenue
   134    Cool Springs Collection                    790 Jordan Road
   146    Kuykendahl Medical Office                  21301 Kuykendahal Road
   150    Wortham Village Shopping Center            12914 FM 1960 Road West
   178    AMC Theatre Outlot Retail Center           28250 Diehl Road
   184    GetGo Station Monroeville                  4000 Monroeville Boulevard

MORTGAGE                                                                            REMAINING               REMAINING   INTEREST
  LOAN                                        CUT-OFF DATE   MONTHLY P&I  MORTGAGE   TERM TO    MATURITY  AMORTIZATION   ACCRUAL
 NUMBER         CITY        STATE  ZIP CODE      BALANCE       PAYMENT      RATE     MATURITY     DATE        TERM        BASIS
----------------------------------------------------------------------------------------------------------------------------------

     6    Herndon           VA       20171   100,000,000.00   605,349.01    6.0900     119     10/1/2016       360       Act/360
    23    Weatherford       TX       76087    21,925,000.00   129,904.92    5.8900     119     10/1/2016       360       Act/360
    27    Hempstead         NY       11550    19,850,000.00   118,246.15    5.9400      60     11/1/2011       360       Act/360
    28    Colorado Springs  CO       80922    18,442,239.00   110,315.78    5.2000     118      9/1/2016       298       Act/360
    30    Chula Vista       CA       91913    16,000,000.00    97,683.78    6.1700     120     11/1/2036       360       Act/360
    36    Sunset Hills      MO       63127    14,000,000.00    86,838.79    6.3200     119     10/1/2016       360       Act/360
    40    Houston           TX       77038    13,352,000.00    80,223.75    6.0200     118      9/1/2016       360       Act/360
    42    Pataskala         OH       43062    11,977,302.25    70,792.91    5.8500     118      9/1/2016       358       Act/360
    45    Lake Mary         FL       32746    11,100,000.00    67,122.09    6.0800     118      9/1/2016       360       Act/360
    46    Hershey           PA       17033    10,775,000.00    61,517.71    5.5500     120     11/1/2016       360       Act/360
    52    Southington       CT       06489     8,975,000.00    54,040.68    6.0400     119     10/1/2036       360       Act/360
    53    Knoxville         TN       37921     8,750,000.00    51,899.44    5.9000     120     11/1/2016       360       Act/360
    60    Orlando           FL       32835     8,223,932.11    50,391.11    6.1800     117      8/1/2016       357       Act/360
    69    Folsom            CA       95630     7,494,248.84    46,374.09    6.2900     119     10/1/2016       359       Act/360
    70    Houston           TX       77077     7,493,767.34    44,918.08    5.9900     119     10/1/2016       359       Act/360
    71    Denver            CO       80230     7,491,573.29    45,820.46    5.7900     119     10/1/2016       323       Act/360
    81    San Diego         CA       92121     6,000,000.00    37,138.37    6.3000     119     10/1/2036       360       Act/360
    85    New Carrolton     MD       20784     5,750,000.00    34,548.13    6.0200     119     10/1/2036       360       Act/360
    86    Salem             MA       01970     5,700,000.00    28,173.44    5.8500     119     10/1/2016         0       Act/360
    89    Waynesboro        PA       17268     5,395,847.84    33,354.16    6.2800     119     10/1/2016       359       Act/360
    90    Hamburg           PA       19526     5,394,726.28    32,723.72    6.1000     119     10/1/2016       359        30/360
    92    Gaffney           SC      Various    5,325,697.79    32,299.52    6.1000     119     10/1/2016       359       Act/360
    93    Southgate         MI       48195     5,293,353.93    34,440.15    6.0900     119     10/1/2031       299       Act/360
    95    Greensboro        NC       27407     5,194,227.15    33,758.96    6.2500     119     10/1/2032       311       Act/360
    96    Bay Shore         NY       11706     5,100,000.00    30,675.51    6.0300     120     11/1/2016       360       Act/360
   100    Seattle           WA       98126     5,000,000.00    24,924.77    5.9000     119     10/1/2016         0       Act/360
   107    Chillicothe       OH       45601     4,550,000.00    27,602.16    6.1100     119     10/1/2036       360       Act/360
   108    Jessup            MD       20794     4,500,000.00    23,801.04    6.2600     118      9/1/2016         0       Act/360
   109    Sugar Land        TX       77479     4,492,218.73    27,707.27    6.2500     118      9/1/2016       358       Act/360
   113    Rocklin           CA       95677     4,189,061.32    25,451.78    6.1000     117      8/1/2016       357       Act/360
   120    Redondo Beach     CA       90277     3,996,579.04    23,674.29    5.8800     119     10/1/2016       359       Act/360
   121    Madison Heights   MI       48071     3,934,519.45    25,780.64    6.1500     118      9/1/2031       298       Act/360
   123    Seattle           WA       98146     3,900,000.00    19,441.32    5.9000     119     10/1/2016         0       Act/360
   132    Cocoa             FL       32926     3,593,574.40    21,839.07    6.1100     118      9/1/2016       358       Act/360
   134    Franklin          TN       37067     3,550,000.00    21,421.18    6.0600     119     10/1/2016       360       Act/360
   146    Spring            TX       77379     3,097,616.35    19,147.76    6.2800     119     10/1/2016       359       Act/360
   150    Houston           TX       77065     2,865,025.97    17,652.42    6.2400     118      9/1/2016       358       Act/360
   178    Warrenville       IL       60555     1,694,622.93    10,655.87    6.4200     116      7/1/2016       356       Act/360
   184    Monroeville       PA       15146       870,000.00     5,441.90    6.4000     119     10/1/2036       360       Act/360

MORTGAGE                   PRIMARY                         MORTGAGE                        ARD    ANTICIPATED
  LOAN    ADMINISTRATIVE  SERVICING                          LOAN                       MORTGAGE   REPAYMENT
 NUMBER      COST RATE       FEE         GROUND LEASE?      SELLER       DEFEASANCE       LOAN       DATE
-------------------------------------------------------------------------------------------------------------

     6        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
    23        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
    27        0.0407         0.04    Fee Simple/Leasehold     Key    Defeasance             No        N/A
    28        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
    30        0.0407         0.04    Fee Simple               Key    Yield Maintenance     Yes     11/1/2016
    36        0.0407         0.04    Fee Simple               Key    Yield Maintenance      No        N/A
    40        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
    42        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
    45        0.0407         0.04    Fee Simple               Key    Yield Maintenance      No        N/A
    46        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
    52        0.0407         0.04    Fee Simple               Key    Defeasance            Yes     10/1/2016
    53        0.0407         0.04    Fee Simple               Key    Yield Maintenance      No        N/A
    60        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
    69        0.0407         0.04    Fee Simple               Key    Yield Maintenance      No        N/A
    70        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
    71        0.0407         0.04    Fee Simple               Key    Yield Maintenance      No        N/A
    81        0.0407         0.04    Fee Simple               Key    Yield Maintenance     Yes     10/1/2016
    85        0.0407         0.04    Fee Simple               Key    Defeasance            Yes     10/1/2016
    86        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
    89        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
    90        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
    92        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
    93        0.0407         0.04    Fee Simple               Key    Defeasance            Yes     10/1/2016
    95        0.0407         0.04    Fee Simple               Key    Defeasance            Yes     10/1/2016
    96        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
   100        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
   107        0.0407         0.04    Fee Simple               Key    Defeasance            Yes     10/1/2016
   108        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
   109        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
   113        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
   120        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
   121        0.0407         0.04    Fee Simple               Key    Defeasance            Yes      9/1/2016
   123        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
   132        0.0407         0.04    Fee Simple               Key    Yield Maintenance      No        N/A
   134        0.0407         0.04    Fee Simple               Key    Yield Maintenance      No        N/A
   146        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
   150        0.0407         0.04    Fee Simple               Key    Defeasance             No        N/A
   178        0.0407         0.04    Leasehold                Key    Defeasance             No        N/A
   184        0.0407         0.04    Fee Simple               Key    Defeasance            Yes     10/1/2016

MORTGAGE
  LOAN
 NUMBER                                                           ARD SPREAD
------------------------------------------------------------------------------------------------------------------------------------

     6                                                                N/A
    23                                                                N/A
    27                                                                N/A
    28                                                                N/A
    30                                            2% + Greater of (Contract Rate or Treasury)
    36                                                                N/A
    40                                                                N/A
    42                                                                N/A
    45                                                                N/A
    46                                                                N/A
    52                             Greater of (i) Initial Interest Rate plus 2.00%, (ii) Treasury plus 2.00%
    53                                                                N/A
    60                                                                N/A
    69                                                                N/A
    70                                                                N/A
    71                                                                N/A
    81                             Greater of (i) Initial Interest Rate plus 2.00%, (ii) Treasury plus 2.00%
    85                                            2% + Greater of (Contract Rate or Treasury)
    86                                                                N/A
    89                                                                N/A
    90                                                                N/A
    92                                                                N/A
    93                                   2.0% plus the grtr of (i) interest rate or (ii) treasury rate
    95                             Greater of (i) Initial Interest Rate plus 2.00%, (ii) Treasury plus 2.00%
    96                                                                N/A
   100                                                                N/A
   107     Greater of: (i) Initial Interest Rate plus two percent per annum; or (ii) the Treasury Rate for the week ending prior to the Anticipated Repayment Date plus two percent per annum.
   108                                                                N/A
   109                                                                N/A
   113                                                                N/A
   120                                                                N/A
   121                                     2.0% + grtr of (i) initial interest rate or (ii) treasury
   123                                                                N/A
   132                                                                N/A
   134                                                                N/A
   146                                                                N/A
   150                                                                N/A
   178                                                                N/A
   184    Greater of initial interest rate plus two percent per annum; or the Treasury Rate for the week ending immediately prior to the ARD plus two percent per annum.

MORTGAGE                    MORTGAGE
  LOAN         CROSS      LOAN SELLER
 NUMBER   COLLATERALIZED    LOAN ID
-------------------------------------

     6          No          10032325
    23          No          10032258
    27          No          10030422
    28          No          10028479
    30          No          10031935
    36          No          10030967
    40          No          10031243
    42          No          10030719
    45          No          10031519
    46          No          10031395
    52          No          10031901
    53          No          10031903
    60          No          10031658
    69          No          10029804
    70          No          10031314
    71          No          10029829
    81          No          10031728
    85          No          10031905
    86          No          10032292
    89          No          10031761
    90          No          10031394
    92          No          10032172
    93          No          10031963
    95          No          10031053
    96          No          10031720
   100          No          10031096
   107          No          10032233
   108          No          10030360
   109          No          10031677
   113          No          10031468
   120          No          10031062
   121          No          10031449
   123          No          10031095
   132          No          10031763
   134          No          10032380
   146          No          10031922
   150          No          10031266
   178          No          10030630
   184          No          10031902

                                    EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES

          Except as set forth on the schedule of exceptions attached hereto as
Schedule I, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty (the heading set forth herein with respect to each representation and warranty being for the convenience of reference only and in no way limiting, expanding or otherwise affecting the scope or subject matter thereof), that:

          (i) Mortgage Loan Schedule. The information pertaining to such
Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

          (ii) Legal Compliance. If such Mortgage Loan was originated by the
Seller or an Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an Affiliate of the Seller, then such mortgage loan is listed on Schedule
I-ii hereto and, to the Seller's actual knowledge, after having performed the type of due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of its origination, such Mortgage
Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such
Mortgage Loan.

          (iii) Ownership of Mortgage Loan. The Seller owns such Mortgage Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan to the Trustee (except in the case of a
Loan Combination, which may, pursuant to the related Co-Lender Agreement, require notice to one or more rating agencies or another lender which, if required, has already been provided); no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the
Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

          (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of such Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged
Property) and there is no requirement for future advances thereunder.

          (v) Loan Document Status. Each of the related Mortgage Note,
Mortgage(s), Assignment(s) of Leases, if separate from the related Mortgage, and other agreements executed in favor of the lender in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and

                                        1

transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and
(B) certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument. Such Mortgage Loan is non-recourse to the Mortgagor or any other Person except to the extent provided in certain nonrecourse carveouts and/or in any applicable guarantees. A natural person as individual guarantor has agreed, in effect, to be liable for all liabilities, costs, losses, damages or expenses suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any material intentional fraud or material intentional misrepresentation by the related mortgagor; (B) any breach on the part of the related mortgagor of any environmental representations warranties and covenants contained in the related Mortgage Loan documents; (C) misapplication or misappropriation of rents (received after an event of default), insurance proceeds or condemnation awards; and (D) the filing of a voluntary bankruptcy or insolvency proceeding by the related mortgagor; provided that, instead of any breach described in clause (B) of this paragraph, such entity (or individual)
may instead be liable for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

          (vi) No Right of Rescission. Subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there is no valid offset, defense, counterclaim or right of rescission, abatement of amounts due under the
Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan and, as of the Closing Date, to the actual knowledge of the Seller, no such claim has been asserted.

          (vii) Assignments. The assignment of the related Mortgage(s) and
Assignment(s) of Leases to the Trustee constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership, reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

          (viii) First Lien. Each related Mortgage is a valid and, subject to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property including all improvements thereon (other than any tenant owned improvements) and appurtenances and rights related thereto, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for the following (collectively, the "Permitted Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable; (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record or that are omitted as exceptions in the related lender's title insurance policy (or, if not yet issued, omitted as exceptions in a fully binding pro forma

                                        2

title policy or title policy commitment); (C) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged
Property; (D) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment); and (E) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; provided that, in the case of a Trust Mortgage Loan that is part of a Loan Combination, such Mortgage also secures the other mortgage loan(s) in such Loan Combination.
With respect to such Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related Mortgaged Property or the ability of the related Mortgaged Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note (other than a Balloon Payment, which would require a refinancing). If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a
UCC financing statement, in all material personal property owned by the
Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property as presently operated by the Mortgagor, and that is located on the related Mortgaged Property, which personal property includes, in the case of Mortgaged Properties operated by the related Mortgagor as a nursing facility or hospitality property, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that are owned by the related Mortgagor and reasonably necessary or material to the operation of the subject Mortgaged Property. In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and
UCC financing statements have been filed as necessary, in each case, to perfect a valid first priority security interest, to the extent such security interest can be perfected by the inclusion of such provisions and the filing of a UCC financing statement, in the Mortgagor's right to receive related hotel room revenues with respect to such Mortgaged Property.

          (ix) Taxes and Assessments. All taxes, governmental assessments, water charges, sewer rents or similar governmental charges which, in all such cases, were directly related to the related Mortgaged Property and could constitute liens on the related Mortgaged Property prior to the lien of the related
Mortgage, together with all ground rents, that prior to the Cut-off Date became due and payable in respect of, and materially affect, any related Mortgaged
Property have been paid or are escrowed for or are not yet delinquent, and the
Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent, which, in all such cases, were directly related to the subject Mortgaged
Property and could constitute liens on the subject Mortgaged Property prior to the lien of the related Mortgage that prior to the Closing Date became due and delinquent in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

          (x) No Material Damage. As of the date of origination of such Mortgage
Loan and, to the actual knowledge of the Seller, as of the Closing Date, there was no pending proceeding for the total or partial condemnation of any related
Mortgaged Property that materially affects the value thereof and such Mortgaged
Property is free of material damage. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan

                                        3

documents relating to such Mortgage Loan, (and subject to any rights of the lessor under any related Ground Lease) the related Mortgage Loan documents provide that any condemnation awards will be applied (or, at the discretion of the mortgagee, will be applied) to either the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

          (xi) Title Insurance. Each related Mortgaged Property is covered by an
ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan (or, if such Mortgage Loan is part of a Loan Combination, in the original principal amount of such Loan Combination) after all advances of principal, subject only to Permitted Encumbrances and, in the case of a Trust
Mortgage Loan that is part of a Loan Combination, further subject to the fact that the related Mortgage also secures the related Non-Trust Mortgage Loan(s),
(or if such policy has not yet been issued, such insurance may be evidenced by a binding commitment or binding pro forma marked as binding and signed (either thereon or on a related escrow letter attached thereto) by the title insurer or its authorized agent) from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance is in full force and effect, all premiums have been paid, is freely assignable and will inure to the benefit of the Trustee as sole insured as mortgagee of record, or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller or any prior holder of such Mortgage Loan (other than a prior holder unaffiliated with the Seller from whom the Seller has taken by assignment) under such title insurance; and neither the Seller nor any Affiliate of the Seller has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures over such exclusion, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the related Mortgaged Property either to or from any adjoining property or across any easements on the related Mortgaged Property, and (C) that the land shown on the survey materially conforms to the legal description of the related Mortgaged
Property.

          (xii) Property Insurance. As of the date of its origination and, to the Seller's actual knowledge, as of the Cut-off Date, all insurance required under each related Mortgage (except where an investment grade tenant, or one or more tenants which in the aggregate do not represent more than 10% of the net operating income with respect to the entire related Mortgaged Property, is or are permitted to insure or self-insure under a lease) was in full force and effect with respect to each related Mortgaged Property; such insurance included
(A) fire and extended perils insurance included within the classification "All
Risk of Physical Loss" or the equivalent thereof in an amount (subject to a customary deductible) at least equal to the lesser of (1) 100% of the full insurable value of the improvements located on such Mortgaged Property and (2)
the outstanding principal balance of such Mortgage Loan or the portion thereof allocable to such Mortgaged Property) and, if applicable, the related hazard insurance policies or certificates of insurance contain appropriate endorsements to avoid application of co-insurance, (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D)
workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a
Mortgaged Property located in the State of California or in "seismic zone" 3 or
4 and (2) a seismic assessment as described below revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost

                                        4

of the improvements on such Mortgaged Property, seismic insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor (except where an investment grade tenant, or one or more tenants which in the aggregate do not represent more than 10% of the net operating income with respect to the entire related
Mortgaged Property, is or are permitted to insure or self-insure under a lease)
and the related loan documents provide (in either a general cost and expense recovery provision or a specific provision with respect to recovery of insurance costs and expenses) that any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage may be recovered from the related Mortgagor; the related
Evidence of Property Insurance and certificate of liability insurance (which may be in the form of an Acord 27 or an Acord 25, respectively), or forms substantially similar thereto, provide that the related insurance policy may not be terminated or reduced without at least 10 days prior notice to the mortgagee and (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller or, to the actual knowledge of the Seller, by any prior mortgagee under such Mortgage Loan
(other than, with respect to a related Mortgaged Property located in New York and Florida, a prior mortgagee unaffiliated with the Seller from whom the Seller has taken the related Mortgage Note and Mortgage by assignment and has amended and restated such Mortgage Note and Mortgage); all premiums under any such insurance policy have been paid through the Cut-off Date; the insurance policies specified in clauses (A), (B) and (C) above are required to be maintained with insurance companies having "financial strength" or "claims paying ability"
ratings of at least "A:VII" from A.M. Best Company or at least "BBB+" (or equivalent) from a nationally recognized statistical rating agency (or, with respect to certain blanket insurance policies, such other ratings as are in compliance with S&P's applicable criteria for rating the Certificates); and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the related exception schedules, the related Mortgage Loan documents provide that any property insurance proceeds will be applied (or, at the discretion of the mortgagee, will be applied) either to the repair or restoration of all or part of the related
Mortgaged Property or the reduction of the outstanding principal balance of such
Mortgage Loan; provided, that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after completion of the repair or restoration of the related Mortgaged Property or payment of amounts due under such Mortgage Loan. With respect to the subject Mortgage Loan, the related loan documents generally require the Mortgagor to maintain insurance against windstorm damage and certain acts of terrorism (except where an investment grade tenant is permitted to insure or self-insure under a lease or is required to restore the premises, and except where a related sponsor has agreed to be responsible for losses due to windstorm or certain acts of terrorism, as the case may be, which would have otherwise been covered by insurance); provided, that any such insurance and the amount thereof may be limited by the commercial availability of such coverage, whether the mortgagee may reasonably require such insurance, certain limitations with respect to the cost thereof and/or whether such hazards are at the time commonly insured against for property similar to the related Mortgaged Property; and provided, further, that with respect to windstorm damage, such insurance is only required if the related Mortgaged Property is located within 25 miles of the coast of
Florida, North Carolina, South Carolina, Georgia, Alabama, Mississippi,
Louisiana or Texas. If the related Mortgaged Property is located in the State of
California or in "seismic zone" 3 or 4, then: (A) either a seismic assessment was conducted with respect to the related Mortgaged Property in connection with the origination of such Mortgage Loan or earthquake insurance was obtained; and
(B) the probable maximum loss for the related Mortgaged Property as

                                        5

reflected in such seismic assessment, if any, was determined based upon a return period of not less than 475 years, an exposure period of 50 years and a 10%
probability of incidence. Schedule I-xii attached hereto is true and correct in all material respects.

          (xiii) No Material Defaults. Other than payments due but not yet 30 days or more delinquent, there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related
Mortgage or other loan documents relating to such Mortgage Loan, and (B), to the knowledge of the Seller as of the Closing Date, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration (A) that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit B or
(B) with respect to which: (1) the Seller has no actual knowledge as of the
Closing Date and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date. Neither the Seller nor any prior holder of such Mortgage Loan (other than, with respect to a related Mortgaged
Property located in New York and Florida, a prior holder unaffiliated with the
Seller from whom the Seller has taken the related Mortgage Note and Mortgage by assignment and has amended and restated such Mortgage Note and Mortgage) has waived, in writing or with knowledge, any material default, breach, violation or event of acceleration under any of such documents. Under the terms of such
Mortgage Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

          (xiv) No Payment Delinquency. As of the Closing Date, such Mortgage
Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been,
30 days or more past due in respect of any Monthly Payment.

          (xv) Interest Accrual Basis. Such Mortgage Loan accrues interest on an
Actual/360 Basis, an Actual/Actual Basis or a 30/360 Basis; and such Mortgage
Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage Loan is an ARD
Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

          (xvi) Subordinate Debt. Each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage Note, any related
Mortgaged Property or any direct controlling interest in the Mortgagor to secure any other promissory note or debt (other than another Mortgage Loan in the Trust
Fund and, if such Mortgage Loan is part of a Loan Combination, the other mortgage loan(s) that are part of such Loan Combination, as applicable).

          (xvii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the
"adjusted issue price" (within the meaning of the REMIC Provisions) of such
Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such

                                        6

Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan. No action that occurs by operation of the terms of such Mortgage Loan would cause such Mortgage Loan to cease to be a "qualified mortgage" and such Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (A) would constitute a "significant modification" of such Mortgage Loan within the meaning of Treasury regulations section 860G-2(b), (B) would cause such Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii) thereof) or (C) would cause a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code. The related
Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

          (xviii) Prepayment Consideration. Prepayment Premiums and Yield
Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulations section 1.860G-1(b)(2).

          (xix) Environmental Conditions. One or more environmental site assessments (or updates thereof) in each instance meeting American Society of
Testing and Materials requirements were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off
Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) and/or update(s)
referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such
Mortgaged Property that was not disclosed in such report(s); none of the environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit, guaranty or other instrument has been delivered for purposes of covering the estimated costs of such remediation, (3) the related Mortgagor or other responsible party set forth on Schedule I hereof (which Mortgagor or other responsible party has been reasonably determined by the Seller to have the creditworthiness to do so (such determination by the Seller to be based on review of (i) the financial statements provided to the Seller by the Mortgagor or other responsible party, as applicable, and (ii) the reasonable cost of remediation of the circumstances or conditions that are in violation of the applicable environmental laws as set forth in the applicable environmental report)) is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment,
(4) the cost of the environmental issue relative to the value of such Mortgaged
Property was de minimis, or (5) environmental insurance has been obtained.

          The Mortgagor with respect to such Mortgage Loan has represented, warranted and covenanted generally to the effect that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged Property, any Hazardous Materials in any manner which violates applicable federal, state or local laws governing the use, storage, handling, production or disposal of Hazardous Materials at the related Mortgaged Property and (A) the related Mortgagor and a natural person have agreed to indemnify the mortgagee under such Mortgage Loan, and its successors and assigns, against any losses, liabilities, damages, penalties, fines, claims and reasonable out of pocket expenses

                                        7

(excluding lost profits, consequential damages and diminution of value of the related Mortgaged Property, provided that no Mortgage Loan with an original principal balance equal to or greater than $15,000,000 contains an exclusion for
"diminution of value" of the related Mortgaged Property) paid, suffered or incurred by such mortgagee resulting from such Mortgagor's material violation of any environmental law or a material breach of the environmental representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan or (B) environmental insurance has been obtained. If such
Mortgage Loan is a Mortgage Loan as to which neither a natural person has provided the indemnity set forth above nor environmental insurance has been obtained, such Mortgage Loan is set forth on Schedule I.

          The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Seller or its successors and assigns in respect of such Mortgage Loan to liability under
CERCLA or any other applicable federal, state or local environmental law. The related Mortgage or other loan documents require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

          (xx) Realization Against Real Estate Collateral. The related Mortgage
Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or
Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

          (xxi) Bankruptcy. The related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master
Servicer on or prior to the date occurring twelve months after the Closing Date.

          (xxii) Loan Security. Such Mortgage Loan is secured by a Mortgage on a fee simple interest and/or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

          (xxiii) Amortization. Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

          (xxiv) Whole Loan. Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent interest in the form of participation in the cash flow of the related Mortgaged Property.

          (xxv) Due-on-Encumbrance. Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event with respect to any Class of
Certificates would not occur, any related Mortgaged Property or any direct controlling interest in the Mortgagor is directly encumbered in connection with subordinate financing;

                                        8

and except in the case of a Trust Mortgage Loan that is part of a Loan
Combination (for which such consent has been granted with respect to the other mortgage loan(s) in such Loan Combination), and except for the respective
Mortgage Loans secured by the Mortgaged Properties listed on Schedule I (for which such consent has been granted with respect to mezzanine debt), no such consent has been granted by the Seller. To the Seller's knowledge, no related
Mortgaged Property is encumbered in connection with subordinate financing
(except that each Mortgaged Property securing a Trust Mortgage Loan that is part of a Loan Combination also secures the other mortgage loan(s) in such Loan
Combination); however, if the related Mortgaged Property is listed on Schedule
I, certain direct controlling equity holders in the related Mortgagor are known to the Seller to have incurred debt secured by their ownership interest in the related Mortgagor.

          (xxvi) Due-on-Sale. Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related
Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law or otherwise upon the death or incapacity of a person having an interest in the related Mortgagor, each
Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged
Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee or rating agency confirmation, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related
Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders (as defined below)).
The Mortgage (under either specific or general expense provisions) requires the
Mortgagor to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for all actions involving the transfer of interest in such Mortgagor requiring such consent or approval under the Mortgage.

          (xxvii) Mortgagor Concentration. Except in the case of the Mortgage
Loans listed on Schedule I (xxvii), such Mortgage Loan, together with any other
Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the Initial Pool Balance.

          (xxviii) Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, the (A) material terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded by the mortgagee in any manner, and (B) no portion of a related Mortgaged Property has been released from the lien of the related Mortgage, in the case of (A) and/or (B), to an extent or in a manner that in any such event materially interferes with the security intended to be provided by such document or instrument. Schedule I identifies each
Mortgage Loan (if any) as to which, since the latest date any related due diligence materials were delivered to American Capital Strategies Ltd. (or its designee), there has been (in writing) given, made or consented to a material alteration, material modification or assumption of the terms of the related
Mortgage Note, Mortgage(s) or any related loan agreement and/or lock-box agreement and/or as to which, since such date, there has been (in writing) a waiver other than as related to routine operational matters or minor covenants.

                                        9

          (xxix) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

          (xxx) Property Release. The terms of the related Mortgage Note,
Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien of such Mortgage of any material portion of the related Mortgaged Property that is necessary to the operation of such Mortgaged
Property or was given material value in the underwriting of such Mortgage Loan at origination, without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended
(the "Investment Company Act"), (C) payment of a release price equal to at least
125% of the amount of such Mortgage Loan allocated to the related Mortgaged
Property subject to the release or (D) with respect to mortgage loans listed on
Schedule I-xxx, the satisfaction of certain underwriting and legal requirements which the Seller required in the origination of comparable mortgage loans.

          (xxxi) Qualifications; Licensing; Zoning. The related Mortgagor has covenanted in the related Mortgage Loan documents to maintain the related
Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent commercial mortgage lenders (as defined below)
with respect to the foregoing matters; the Seller has received no notice of any material violation of, to the extent is has not been grandfathered under, any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property
(unless affirmatively covered by the title insurance referred to in paragraph
(xi) above (or an endorsement thereto)); to the Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related
Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property, in effect at the time of origination of such Mortgage Loan, to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such
Mortgaged Property (unless grandfathered with respect thereto or affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. For purposes of this paragraph, a Mortgaged Property shall be deemed "grandfathered" with respect to any laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property, if and to the extent that any of the construction, occupancy, use and operation of such Mortgaged Property: (A) conformed in all material respects with such laws, zoning ordinances, rules, covenants and restrictions affecting the improvements on the related Mortgaged Property at the time the improvements on the related
Mortgaged Property were initially constructed or put into operation; and/or (B)
was not addressed or otherwise prohibited by any such laws, zoning ordinances, rules, covenants and restrictions affecting the related Mortgaged Property at the time the improvements on the related Mortgaged Property were initially constructed or put into operation.

          (xxxii) Property Financial Statements. The related Mortgagor has covenanted in the related Mortgage Loan documents to deliver to the mortgagee annual operating statements, rent rolls and

                                       10

related information of each related Mortgaged Property and annual financial statements. If such Mortgage Loan had an original principal balance greater than
$15 million, the related Mortgagor has covenanted to provide such operating statements, rent rolls and related information on a quarterly basis. If such
Mortgage Loan has an original principal balance equal to or greater than $20 million, the related Mortgagor, if it obtains an audited financial statement, is required to provide a copy thereof to the holder of such Mortgage Loan at the related mortgagee's request.

          (xxxiii) Single Purpose Entity. If such Mortgage Loan has a Cut-off
Date Balance in excess of $25 million, then the related Mortgagor is obligated by its organizational documents and the related Mortgage Loan documents to be a
Single Purpose Entity for so long as such Mortgage Loan is outstanding; and, if such Mortgage Loan has a Cut-off Date Balance greater than $5 million and less than $25 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related
Mortgaged Property and no other material assets, except such as are incidental to the ownership of such Mortgaged Property for so long as such Mortgage Loan is outstanding. For purposes of this representation, "Single Purpose Entity" means an entity whose organizational documents or the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing such Mortgage Loan, (B) may not engage in any business unrelated to the related Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties and (D) may not
incur indebtedness other than as permitted by the related Mortgage or other
Mortgage Loan documents. If such Mortgage Loan has an initial principal balance of $25 million and above and the related Mortgagor is a single member limited liability company, such Mortgagor's organizational documents provide that such
Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of its sole member and is organized in a jurisdiction that provides for such continued existence and there was obtained opinion of counsel confirming such continued existence. If such Mortgage Loan has, or is part of a group of Mortgage Loans with affiliated Mortgagors having, a Cut-off Date
Balance equal to or greater than 2% of the Initial Pool Balance, or if such
Mortgage Loan has an original principal balance equal to or greater than $25 million, there was obtained an opinion of counsel regarding non-consolidation of such Mortgagor.

          (xxxiv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any Person other than such
Mortgagor for or on account of payments due on the related Mortgage Note.

          (xxxv) Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged
Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          (xxxvi) Originator Duly Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related
Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

                                       11

          (xxxvii) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan and any such fees and expenses are the obligation of the Mortgagor under the terms of the Mortgage.

          (xxxviii) Cross-Collateralization. The related Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund and, if such Mortgage Loan is
cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund, except that a Trust Mortgage Loan that is part of a Loan
Combination is secured by one or more Mortgaged Properties that also secure the related Non-Trust Mortgage Loan(s). The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee.

          (xxxix) Flood Hazard Insurance. None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the
Federal Insurance Administration or, if any portion of the improvements on the related Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards falling within zones A or V in the national flood insurance program, the Mortgagor has obtained and is required to maintain flood insurance.

          (xl) Engineering Assessments. One or more engineering assessments or updates of a previously conducted engineering assessment were performed by an
Independent engineering consulting firm with respect to each related Mortgaged
Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided, (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

          (xli) Escrows. All escrow deposits and payments relating to such
Mortgage Loan are under control of the Seller or the servicer of such Mortgage
Loan and all amounts required as of the date hereof under the related Mortgage
Loan documents to be deposited by the related Mortgagor have been deposited. The
Seller is transferring to the Trustee all of its right, title and interest in and to such amounts.

          (xlii) Licenses, Permits and Authorizations. The related Mortgagor has represented in the related Mortgage Loan documents that, and to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, the related lessee, franchisor or operator have been issued and were valid and in full force and effect.

          (xliii) Servicing and Collection Practices. The servicing and collection practices used by the Seller or, to the Seller's knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all respects legal and have met customary industry standards.

                                       12

          (xliv) Fee Simple. Unless such Mortgage Loan is covered by the representation and warranty in the immediately following paragraph (xlv), such
Mortgage Loan is secured in whole or material part by a fee simple interest.

          (xlv) Leasehold Interest Only. If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

               (A)  such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related
                    Mortgage or, if consent of the lessor thereunder is
                    required, it has been obtained prior to the Closing Date;

               (B)  upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such
                    Ground Lease is assignable to the Trustee without the
                    consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date)
                    and, in the event that it is so assigned, is further
                    assignable by the Trustee and its successors without a need to obtain the consent of such lessor (or, if any such
                    consent is required, it has been obtained prior to the
                    Closing Date or may not be unreasonably withheld);

               (C)  such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage
                    Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

               (D)  unless otherwise set forth in such Ground Lease, such Ground
                    Lease does not permit any increase in the amount of rent
                    payable by the ground lessee thereunder during the term of such Mortgage Loan;

               (E)  such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan and, at the
                    Closing Date, such Ground Lease is in full force and effect;
                    to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

               (F)  such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee
                    under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such
                    Ground Lease is effective against such mortgagee unless a
                    copy has been delivered to the mortgagee in the manner
                    described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the
                    lessor will enter into a new lease

                                       13

                    with such mortgagee upon such mortgagee's request;

               (G)  based upon the related policy of title insurance, the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority
                    with, the related Mortgage, other than the related ground
                    lessor's related fee interest and any Permitted
                    Encumbrances;

               (H)  the mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any curable default under
                    such Ground Lease (not less than the time provided to the
                    related lessee under such Ground Lease to cure such default)
                    before the lessor thereunder may terminate or cancel such
                    Ground Lease;

               (I)  such Ground Lease has a currently effective term (including any options exercisable by the holder of the related
                    Mortgage) that extends not less than 20 years beyond the
                    Stated Maturity Date of the related Mortgage Loan;

               (J)  under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee under such Mortgage
                    Loan from the lessor and the related Mortgage Loan
                    documents, taken together, any related insurance proceeds, other than de minimis amounts for minor casualties, with
                    respect to the leasehold interest, or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the
                    mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent
                    commercial mortgage lender), or to the payment of the
                    outstanding principal balance of the Mortgage Loan, together with any accrued interest thereon;

               (K)  such Ground Lease does not impose any restrictions on use or subletting which would be viewed as commercially
                    unreasonable by a prudent commercial mortgage lender;

               (L)  upon the request of the mortgagee under such Mortgage Loan, the ground lessor under such Ground Lease is required to
                    enter into a new lease upon termination of the Ground Lease for any reason prior to the expiration of the term thereof, including as a result of the rejection of the Ground Lease in a bankruptcy of the related Mortgagor unless the
                    mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice
                    thereof from the lessor; and

               (M)  the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled,
                    subordinated or rescinded in any manner which materially
                    interferes with the security intended to be provided by such
                    Mortgage, except as set forth in an instrument or document contained in the related Mortgage File.

                                       14

          (xlvi) Fee Simple and Leasehold Interest. If such Mortgage Loan is secured by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such
Mortgage Loan has the right (subject to the limitations and exceptions set forth in paragraph (v) above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

          (xlvii) Tax Lot; Utilities. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

          (xlviii) Defeasance. If such Mortgage Loan is a Defeasance Mortgage
Loan, the related Mortgage Loan documents require the related Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A)
require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance or (B) require that (1)
defeasance may not occur prior to the second anniversary of the Closing Date,
(2) the Defeasance Collateral must be government securities within the meaning of Treasury regulations section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage Loan that it matures on its Anticipated Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage
Loan equal to at least 110% of the allocated loan amount of the portion of the
Mortgaged Property being released, (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm) certify that the Defeasance
Collateral is sufficient to make such payments, (4) such Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan (or by the Mortgagor with the approval of such lender), and (5) counsel provide an opinion letter to the effect that the Trustee has a perfected security interest in such Defeasance Collateral prior to any other claim or interest.

          (xlix) Primary Servicing Rights. No Person has been granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except (A) as contemplated in this
Agreement with respect to primary servicers that are to be sub-servicers of the
Master Servicer, (B) as has been conveyed to the Master Servicer, in its capacity as a primary servicer, or (C) as has been terminated.

          (l) Mechanics' and Materialmen's Liens. As of origination and, to the
Seller's actual knowledge, as of the Closing Date, (A) the related Mortgaged
Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded, insured against or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)). The Seller has not received actual notice with respect to such
Mortgage Loan that any mechanics' and materialmen's liens have encumbered such

                                       15

Mortgaged Property since origination that have not been released, bonded, insured against or escrowed for.

          (li) Due Date. Subject to any business day convention imposed by the related loan documents, the Due Date for such Mortgage Loan is scheduled to be the first day, the seventh day, the tenth day or the eleventh day of each month.

          (lii) Assignment of Leases. Subject only to Permitted Encumbrances, the related Assignment of Leases set forth in or separate from the related
Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions and limitations in paragraph
(v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged
Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

          (liii) Mortgagor Formation or Incorporation. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

          (liv) No Ownership Interest in Mortgagor. The Seller has no ownership interest in the related Mortgaged Property or the related Mortgagor other than as the holder of such Mortgage Loan being sold and assigned, and neither the
Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related Mortgagor under the Mortgage or any other related
Mortgage Loan document.

          (lv) No Undisclosed Common Ownership. To the Seller's knowledge, except where multiple properties secure an individual Mortgage Loan and except for properties securing Mortgage Loans that are cross-defaulted and cross-collateralized, no two properties securing Mortgage Loans are directly or indirectly under common ownership.

          (lvi) Loan Outstanding. Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

          (lvii) Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

          (lviii) ARD Mortgage Loan. If such Mortgage Loan is an ARD Mortgage
Loan, then:

               (A)  the related Anticipated Repayment Date is not less than five years from the origination date for such Mortgage Loan;

               (B)  such Mortgage Loan provides that from the related
                    Anticipated Repayment Date through the maturity date for
                    such Mortgage Loan, all excess cash flow (net of normal
                    monthly debt service on such Mortgage Loan, monthly expenses reasonably related to the operation of the related Mortgaged
                    Property, amounts due for reserves established under such

                                       16

                    Mortgage Loan, and payments for any other expenses,
                    including capital expenses, related to such Mortgaged
                    Property which are approved by mortgagee) will be applied to repay principal due under such Mortgage Loan;

               (C)  no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done
                    so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited
                    directly into a designated account controlled by the
                    mortgagee under such Mortgage Loan; and

               (D)  the interest rate of such Mortgage Loan will increase by at least two (2) percentage points in connection with the
                    passage of its Anticipated Repayment Date.

          (lix) Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of
Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial
Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

          For purposes of the foregoing representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth above, the actual state of knowledge of the Seller at the time of the origination of the particular
Mortgage Loan regarding the matters referred to, in each case after having conducted such inquiry and due diligence into such matters as is customarily performed (at the time the subject Mortgage Loan was originated) by prudent institutional commercial or multifamily (as applicable) mortgage lenders originating fixed-rate mortgage loans for securitization similar to the subject
Mortgage Loan, which inquiry and due diligence, in each case, would be commonly applicable at such time taking into account the facts, circumstances and characteristics of the subject Mortgage Loan and Mortgaged Property, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth above, the actual state of the Seller's knowledge, at the time of the origination of the particular Mortgage Loan regarding the matters referred to, in each case without any express or implied obligation to make any inquiry or conduct any due diligence. For purposes of the foregoing representations and warranties, with respect to matters referred to that occurred subsequent to the origination of the subject Mortgage Loan and with respect to the phrases "to the knowledge of the Seller," "to the Seller's knowledge," "to the actual knowledge of the
Seller" or "to the Seller's actual knowledge," the term "Seller" shall be deemed to include Wachovia, solely in its capacity as interim servicer (if applicable)
of the subject Mortgage Loan subsequent to origination of and prior to the
Closing Date for the subject Mortgage Loan.

          For purposes of the foregoing representations and warranties, the phrases "would be considered prudent by an institutional commercial mortgage lender" or "consistent with the practices of prudent commercial mortgage lenders" or "customarily performed by prudent commercial mortgage lenders" or
"would not be viewed as commercially unreasonable by a prudent commercial mortgage lender" and/or other references to "prudent commercial mortgage lender(s)" shall, in each case, mean

                                       17

the subject action, inaction, consideration, determination, or lending practice would be reasonably consistent with the practices or procedures commonly followed (at the time the subject action, inaction, consideration, determination, or lending practice occurred) by commercial mortgage lenders originating fixed-rate mortgage loans for securitization similar to the Mortgage
Loans, which practices or procedures, in each case, would be commonly applicable at such time taking into account the facts, circumstances and characteristics of the subject Mortgage Loan.

                                       18

                                   SCHEDULE I

                                 LB-UBS 2006-C7

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

EXCEPTION TO REPRESENTATION (III):

     With respect to Control Nos. 109/Maryland Food Center Warehouse,
82/PrimaPharm Life Science Building, 96/Ashley Furniture Home Store, 114/Rocklin
Self Storage and 135/Cool Springs Collection, there are correspondent servicing rights. KeyCorp Real Estate Capital Markets, Inc., will also retain primary servicing rights on all Mortgage Loans originated by the Seller.

EXCEPTION TO REPRESENTATION (V):

     With respect to Control Nos. 91/Hamburg Square, 47/Meadows Marketplace,
87/North Shore Self Storage, 6A1/Dulles Office Campus, 72/Rampart Campus, no
natural person has agreed to be liable for the specified items.

     With respect to Control No. 122/Walgreens - Madison Heights, the liability of the guarantor with respect to environmental matters is limited to
$1,500,000.00.

     With respect to Control No. 94/Dix-Toledo Shopping Center, the liability of the guarantor with respect to environmental matters is limited to $1,000,000.00.

EXCEPTION TO REPRESENTATION (VIII):

     With respect to Control No. 110/University Medical, the Mortgaged Property
is subject to a tax lien in the amount of $7,753.00. Pursuant to a Tax Lien
Escrow and Security Agreement, the mortgagee holds $7,753.00 in escrow which shall be released to the Mortgagor upon receipt of evidence that the lien has been discharged.

EXCEPTION TO REPRESENTATION (IX):

     With respect to Control No. 110/University Medical, the Mortgaged Property
is subject to a tax lien in the amount of $7,753.00. Pursuant to a Tax Lien
Escrow and Security Agreement, the mortgagee holds $7,753.00 in escrow which shall be released to the Mortgagor upon receipt of evidence that the lien has been discharged.

EXCEPTION TO REPRESENTATION (XI):

     With respect to Control No. 72/Rampart Campus, the title insurance did not include an access endorsement or a same as survey endorsement, however access was evident from the survey and the legal descriptions on the survey and the title insurance matched.

                                    Sch I-1

EXCEPTION TO REPRESENTATION (XII):

     With respect to Control Nos. 185/GetGo Station Monroeville and 86/CVS
Commerce Bank, rental loss insurance was not obtained because the leases of the
Mortgaged Properties do not allow the applicable tenants to abate rents upon the occurrence of casualty events.

EXCEPTION TO REPRESENTATION (XVI):

     With respect to Control No. 29/First and Main North, in connection with an assumption of the Mortgage Loan, future subordinate debt secured by a mortgage is permitted provided certain conditions are satisfied, including, among others, prior consent of the mortgagee, satisfaction of specified debt service coverage and loan to value ratios, execution of an intercreditor and subordination agreement, and rating agency confirmation.

     With respect to Control No. 108/Chillicothe Plaza, future mezzanine debt is permitted provided certain conditions are satisfied, including, among others, prior consent of the mortgagee, satisfaction of specified debt service coverage and loan to value ratios, execution of an intercreditor and subordination agreement, and rating agency confirmation.

     With respect to Control No. 28/175 Fulton Avenue, mezzanine debt is currently in place. An intercreditor agreement has been executed.

EXCEPTION TO REPRESENTATION (XIX):

     With respect to Control Nos. 91/Hamburg Square, 41/West Road Collection,
47/Meadows Marketplace, 87/North Shore Self Storage, 6A1/Dulles Office Campus,
72/Rampart Campus, no natural person has provided the indemnity and no environmental insurance has been obtained.

EXCEPTION TO REPRESENTATION (XXIV):

     With respect to Control Nos. 61/Park Place at Metrowest (La Palma),
93A1/Creekside Apartments, the related Mortgage Loans are the first priority "A
Loans" of A/B structured loan transactions. The corresponding subordinate "B
Loans" are owned by CBA-Mezzanine Capital Finance, LLC (or an Affiliate thereof)
and are not included in the sale by the Seller to the Purchaser. The related
Mortgages secure both the Mortgage Loans (with first priority liens) and the corresponding "B Loans" (with subordinate liens thereto).

EXCEPTION TO REPRESENTATION (XXV):

     With respect to Control No. 28/175 Fulton Avenue, mezzanine debt is currently in place. An intercreditor agreement has been executed.

EXCEPTION TO REPRESENTATION (XXVI):

                                     Sch I-2

     With respect to Control No. 82/PrimaPharm Building, membership interests in the Mortgagor under the related Mortgage Loan may be transferred upon satisfaction of specified conditions, including, among others, that the control of the Mortgagor shall remain with a specified individual.

     With respect to Control Nos. 91/Hamburg Square and 47/Meadows Marketplace,
limited partnership interests in the sole member of the Mortgagor may be freely transferred so long as there is no change in the general partner. Further, so long as the general partner of the sole member of the Mortgagor is a publicly traded entity, interests in said general partner may be freely transferred.

     With respect to Control No. 47/Meadows Marketplace, up to 80% of the
membership interests in the Mortgagor may be transferred so long as certain conditions are satisfied including: (a) a specified entity retains no less than a 20% interest in the Mortgagor; and (b) there is no change in control of the
Mortgagor. Further, the Mortgaged Property may be transferred to a new limited partnership Mortgagor so long as certain conditions are satisfied including: (a)
new Mortgagor assumes the Mortgage Loan; (b) a specified entity is the general partner of the new Mortgagor and owns no less than 20% of the partnership interests in the new Mortgagor; and (c) there is no change in control of the management of the Mortgaged Property.

     With respect to Control No. 6A1/Dulles Office Campus, limited partnership interests in the sole member of the Mortgagor may be freely transferred so long as there is no change in the general partner.

     With respect to Control No. 43/Cumberland Trails Apartments, Mortgagor is
responsible for no more than $500.00 per transfer of the fees and expenses related to transfers by non-managing members of Mortgagor.

EXCEPTION TO REPRESENTATION (XXX):

     With respect to Control No. 97/Air Industries, Mortgagor may obtain the release of certain excess, unimproved land subject to certain underwriting and legal requirements, including a specified loan-to-value ratio.

EXCEPTION TO REPRESENTATION (XXXII):

     With respect to Control No. 122/Walgreens - Madison Heights, Mortgagor is
not required to deliver annual operating statements, rent rolls or annual financial statements so long as Walgreen Co. continues to be the sole tenant of the Mortgaged Property and the Walgreen Co. lease continues in full force and effect.

     With respect to Control No. 94/Dix-Toledo Shopping Center, Mortgagor is
required to deliver (A) an annual rent roll; (B) an annual operating statement of the Mortgaged Property; and (C) a certified letter representing a minimum liquidity and a minimum net worth of Mortgagor, but no other annual information.

EXCEPTION TO REPRESENTATION (XXXIII):

                                     Sch I-3

     With respect to Control No. 96/Ashley Furniture Home Store, the related
Mortgagor may own certain specified property other than the Mortgaged Property and may obtain additional financing secured by said property.

     With respect to Control Nos. 70/Iron Point Office and 72/Rampart Campus,
the related Mortgagor may own assets other than the related Mortgaged Property.

EXCEPTION TO REPRESENTATION (XXXV):

     With respect to Control No. 61/Park Place at Metrowest (La Palma), the
related Mortgagor is a defendant in a lawsuit with a previous tenant. No action has been taken on the lawsuit since July 9, 2004.

EXCEPTION TO REPRESENTATION (XLV):

     (B) With respect to Control No. 179/AMC Theater Out Lot, the ground lease is assignable to the mortgagee and its assigns without the consent of the fee owner only if the assignee has a net worth of no less than $5,000,000.

     (C) With respect to Control No. 179/AMC Theater Out Lot, the ground lease provides that it will not be terminated by joint action of the related Mortgagor and fee owner without the consent of the mortgagee. The ground lease does not prohibit any other amendment modification, cancellation or termination.

     (F) With respect to Control No. 179/AMC Theater Out Lot, the ground lease requires the lessor thereunder to give notice of default to the mortgagee, but does not specifically state that no notice of termination is effective unless a copy has been delivered to the mortgagee.

     (I) With respect to Control No. 179/AMC Theater Out Lot, the original term of the ground lease matures approximately 22 years after the Closing Date, however, the ground lease contains six (6) extension options of five (5) years each, but the ground lease does not specifically allow the mortgagee to exercise the extension options on behalf of the Mortgagor.

     (J) With respect to Control No. 179/AMC Theater Out Lot, if there is a total taking/condemnation, the ground lease provides that the condemnation awards are divided according to the respective interests of the fee owner and the Mortgagor (and does not require restoration or application of the award to the outstanding principal balance, although the Mortgage Loan documents provide for such application).

     (K) With respect to Control No. 179/AMC Theater Out Lot, the ground lease provides that the fee owner's consent is required for all subleases except following a foreclosure or deed in lieu thereof, at which time mortgagee (or its nominee) may sublet one time without consent so long as the sublessee has a book net worth of not less than $5,000,000 at the end of the calendar month preceding the proposed sublease.

EXCEPTION TO REPRESENTATION (XLVIII):

                                     Sch I-4

     With respect to Control No. 6A1/Dulles Office Campus, the Defeasance
Collateral may be any REMIC eligible collateral issued by any agency of the
United States of America which is acceptable to mortgagee and the Rating
Agencies and in compliance with Treasury regulations section 1.86G-2(a)(8)(i).
Further, the related Mortgage Loan documents do not require an opinion letter to the effect that the Trustee has a perfected security interest in the Defeasance
Collateral prior to any other claim or interest.

EXCEPTION TO REPRESENTATION (LV):

     With respect to Control Nos. 47/Meadows Marketplace and 91/Hamburg Shopping
Center, the properties securing the Mortgage Loans are owned by affiliated entities.

     With respect to Control Nos. 151/Wortham Village, 110/University Medical
Plaza, 90/Waynesboro Shopping Center, and 147/Kuykendahl Medical Office, the
properties securing the Mortgage Loans are owned by affiliated entities.

     With respect to Control Nos. 123/Stor-More Burien and 100/Stor-More West
Seattle, the properties securing the Mortgage Loans are owned by affiliated entities.

     With respect to Control Nos. 53/Home Depot, 185/GetGo Station-Monroeville,
86/CVS Commerce Bank New Carrolton, the properties securing the Mortgage Loans are owned by affiliated entities.

EXCEPTION TO REPRESENTATION (LVIII)(C):

     With respect to Control Nos. 86/CVS and Commerce Bank, 53/Home Depot -
Southington, 185/Get Go, the tenants of the Mortgaged Property are required to deposit rent payments in an account controlled by the mortgagee commencing with amounts due pursuant to the respective leases on or after the monthly payment date following the Anticipated Repayment Date, unless triggered earlier pursuant to the Mortgage Loan documents.

                                     Sch I-5

                                    EXHIBIT C

Survey
Opinion Letters
Organizational Documents
Leases
Management Agreement
Borrowers Financials
Zoning Letter

                                   EXHIBIT C-1

                      POLSINELLI SHALTON WELTE SUELTHAUS PC

             [LETTERHEARD OF POLSINELLI SHALTON WELTE SUELTHAUS PC]

                                December 5, 2006

Structured Asset Securities Corporation II   Wachovia Bank, National Association
745 Seventh Avenue                           8739 Research Drive, URP4
New York, New York 10019                     Charlotte, North Carolina 28262-1075
Attention: David Nass--LB-UBS Commercial     Attention: LB-UBS Mortgage Trust 2006-C7
   Mortgage Trust 2006-C7

LNR Partners, Inc.                           LaSalle Bank National Association
1601 Washington Avenue, Suite 700            135 South LaSalle Street, Suite 1625
Miami Beach, Florida 33139                   Chicago, Illinois 60603
Attention: Randy Wolpert--LB-UBS             Attention: Global Securities and Trust
   Commercial Mortgage Trust 2006-C7            Services--LB-UBS Commercial Mortgage
                                                Trust 2006-C7

Lehman Brothers, Inc.                        UBS Global Asset Management (US) Inc.
745 Seventh Avenue                           1285 Avenue of the Americas
New York, New York 10019                     New York, New York 10019
Attention: David Nass--LB-UBS Commercial     Attention: Robert Pettinato
   Mortgage Trust 2006-C7

KeyBanc Capital Markets, a division of       Citigroup Global Markets Inc.
   McDonald Investments Inc.                 388 Greenwich Street
Key Tower                                    19th Floor
127 Public Square                            New York, New York 10013
Cleveland, Ohio 44114                        Attention: Angela Vleck
(Mail code: OH-01-27-0406)
Attention: Audrey Saccardi

Fitch, Inc.                                  Standard & Poor's Rating Services, a division
One State Street Plaza                          of The McGraw-Hill Companies, Inc.
New York, New York 10004                     55 Water Street
Attention: Commercial Mortgage               10th Floor
   Surveillance                              New York, New York 10004
                                             Attention: CMBS Surveillance Department

RE:  LB-UBS COMMERCIAL MORTGAGE TRUST 2006-C7
     COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C7

Ladies and Gentlemen:

We have acted as special counsel to KeyBank National Association, a national banking association ("KEYBANK") in connection with the following transactions
(the "TRANSACTIONS"): (i) the sale by KeyBank, and the purchase by Structured
Asset Securities Corporation II (the "DEPOSITOR"), of certain multifamily and commercial mortgage loans (the "MORTGAGE LOANS") pursuant to that certain
Mortgage Loan Purchase Agreement dated as of November 21, 2006 (the "LOAN
PURCHASE AGREEMENT"), between KeyBank, as seller, and the Depositor, as purchaser and (ii) the acknowledgement by KeyBank of certain sections of the
Underwriting Agreement, dated as of November 21, 2006 (the "UNDERWRITING
AGREEMENT"), by and among the Depositor, Lehman Brothers Inc., USB Global Asset
Management (US) Inc., KeyBanc Capital Markets, a division of McDonald
Investments Inc. and Citigroup Global Markets Inc., and acknowledged with respect to certain sections by KeyBank, UBS Real Estate Investments Inc. and
Lehman Brothers Holdings Inc.

The Loan Purchase Agreement and the Underwriting Agreement are collectively referred to in this letter as the "AGREEMENTS." Capitalized terms not defined in this letter have the respective meanings set forth in the Loan Purchase
Agreement. In rendering the opinions expressed in this letter, we have examined and relied solely upon executed originals or photocopies of the Agreements.

Based upon the foregoing, and subject to the assumptions, limitations, qualifications and exceptions set forth below, we are of the opinion that each of the Agreements to which KeyBank is a party constitutes legal, valid and binding obligations of KeyBank, enforceable against KeyBank in accordance with its terms.

We call your attention to the fact that we did not conduct an investigation that independently confirms the facts upon which we render this opinion and, with your permission, we have relied upon the representations and warranties as to factual matters contained in the Agreements and all other factual information set forth in the Agreements with respect to factual matters material to the opinions expressed in this letter. We have no independent knowledge that any of such facts, representations or statements are untrue. No inference as to our knowledge of the existence or absence of any fact should be drawn from the fact of our representation of KeyBank in connection with the Transactions.

The opinions and statements expressed in this letter are subject to the following assumptions, comments, conditions, exceptions, qualifications and limitations:

(a) Certain attorneys with our firm are members of the State Bar of New York. We express no opinion as to the laws of any jurisdiction other than the State of
New York and Federal laws of the United States of America to the extent expressly provided in this letter. Without limiting the generality of the foregoing, the opinions expressed in this letter do not address any employee benefit, pension or tax law or related rule or regulation, and we express no opinion as to the applicability to, or effect on, the transactions contemplated by the Agreements, of any federal or state securities law, or the statutes, administrative decisions, rules or regulations of any county, municipality or political subdivision.

(b) With your permission, we have assumed (i) the genuineness of all signatures,
(ii) the authenticity of all writings submitted to us as originals, (iii) the conformity to original writings of all copies submitted to us as certified or photostatic copies, (iv) the legal competence and capacity of all natural persons, (v) the accuracy of all the representations and warranties made in the
Agreements, with respect to the factual matters set forth therein, (vi) all parties to the Agreements are validly existing and in good standing under the laws of their respective jurisdictions of organization and have the requisite organizational power to enter into the Agreements, (vii) there are no other agreements among any or all of the parties that would alter the agreements set forth in the Agreements, (viii) each of the parties to the Agreements has received all the necessary consents to enter into the Agreements, (ix) the execution and delivery of the Agreements has been duly authorized by all necessary organizational proceedings on the part of all parties to each document, (x) the Agreements have been duly executed and delivered by all such parties, (xi) other than with respect to KeyBank, the Agreements constitute the legal, valid and binding obligations of all such parties, enforceable against such parties in accordance with their respective terms, and (xii) the respective terms and provisions of each of the Agreements do not, and the execution, delivery and performance of its obligations thereunder by each of such parties will not (A) violate the constitutive or organizational documents of any such party or any law, order or decree of any court, administrative agency or other governmental authority binding on any such party, or (B) result in a breach of or cause a default under any contract or indenture to which it is a party or by which it is bound.

(c) With your permission, we have further assumed (i) there is no agreement, course of dealing or performance, or usage of trade defining, supplementing, amending, modifying, waiving or qualifying the terms of any of the Agreements,
(ii) the Agreements accurately reflect the complete understanding of the parties with respect to the Transactions and the rights and obligations of the parties thereunder, (iii) the terms and conditions of the Transactions as reflected in the Agreements have not been amended, modified or supplemented, directly or indirectly, by any other agreement or understanding of the parties or waiver of any of the material provisions of the Agreements, (iv) the absence of any circumstance (such as, but not limited to, fraud in the inducement, duress, waiver, estoppel, unintentional or intentional mistake, criminal activity, or failure of consideration) extrinsic to the Agreements that might give rise to a defense against enforcement of the Agreements, (v) the conduct of each of the parties to the Agreements has complied with any requirement of good faith, fair dealing and conscionability, and (vi) each opinion recipient has acted in good faith and without notice of any defense against enforcement of any rights created by, or any adverse claim to any property transferred as a part of or contemplated by, the Agreements.

(d) Our opinion is subject to the qualification that: (i) the enforceability, validity, and binding nature of the Agreements are subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting the enforceability of creditors' rights generally, and to the effect of general equitable principles (whether arising in a proceeding at law or in equity), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of equitable remedies (including specific performance or injunctive relief), and (ii) particular provisions of the Agreements may not be enforceable in accordance with their terms and the availability of certain rights and remedies may be limited by the laws of the
State of New York, none of which limitations will materially interfere with the practical realization of the benefits or the security provided by the
Agreements, subject to each

and all of the assumptions, qualifications and limitations set forth in this letter and subject to the economic consequences of any delay that may result from applicable laws, rules, or judicial decisions.

(e) We express no opinion regarding: (i) any severability provision in the
Agreements, or (ii) any provision of any of the Agreements that purports to (A)
appoint any Person as the attorney-in-fact of any other Person, (B) provide that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies, (C) permit set-off in the absence of mutuality between the parties, (D) establish evidentiary standards or make determinations conclusive, (E) select a jurisdiction or forum or manner of adjudication or resolution of disputes, other than, subject to
Paragraph (i) below, any provision in the Agreements whereby any party agrees to submit to the jurisdiction of any New York state court, or (F) waive any rights to adjudicate a dispute through a jury trial, any right to object to the laying of venue, or any claim that an action or proceeding has been brought in an inconvenient forum. Our opinions with respect to any agreement of KeyBank to indemnify any Person (including by way of contribution) are subject to the qualifications that any indemnity obligation may be limited by public policy considerations and may be subject to defenses available to sureties.

(f) In addition, we express no opinion (i) with respect to any provisions of the
Agreements that conflicts with or are otherwise inconsistent with any other provisions of the same or any other agreement, (ii) as to the validity, attachment, perfection or priority of any security interest, or (iii) on whether any purported sale of the Mortgage Loans or other property is a true sale.

(g) Our opinions are qualified to the extent that applicable law may preclude the collection of attorney's fees and other collection costs or a court may refuse to enforce or may limit the application of a contract regarding the attorney's fees and other collection costs referred to in the Agreements, to the extent that such fees or costs are unreasonable, unconscionable or unenforceable at the time of the execution of the Agreements.

(h) We note that with respect to the enforceability of any choice-of-law provision in the Agreements, we have relied upon the provisions of New York
General Obligations Law Section 5-1401, and our opinion in this regard is subject to the further qualification that (i) such enforceability may be limited by public policy considerations of New York or any other jurisdiction in which enforceability of any such clause, or of a judgment upon an agreement containing such provisions, is sought, and (ii) any such provision is not enforceable to the extent provided in Section 1-105 of the New York UCC.

(i) We note that with respect to the enforceability of any forum selection clause or any clause that purports to waive the right to object to jurisdiction or venue, we have relied upon the provisions of New York General Obligations Law
Section 5-1402, and our opinion in this regard is subject to the further qualification that (i) such enforceability may be limited by public policy considerations of New York or any other jurisdiction in which enforceability of any such clause, or of a judgment upon an agreement containing such provisions, is sought, and (ii) we have assumed that any agreement containing any such clause also contains a provision in which a choice of New York law has been made in whole or in part pursuant to New York General Obligations Law Section 5-1401.

This letter is solely for the benefit of the addressees and should not relied on by any other Person. It is rendered solely in connection with the Transactions.
It may not be quoted, in whole or in part, or otherwise referred to or used by you for any purpose, nor may copies hereof be delivered to any other Person
(except to parties involved in the Transactions and their counsel as part of the closing set related to the Transactions) without our prior written consent. The information set forth in this letter is as of the date of this letter, and we undertake no obligation or responsibility to update or supplement this letter or the opinions contained herein in response to, or to make you aware of, changes in the law or events that occur, or information that arises, after the date of this letter that, in any such case, may affect the transactions contemplated by the Agreements. Nothing in this letter should be construed as relating to any matter other than the Transactions.

                                        Very truly yours,

                                    EXHIBIT D

                                      None